SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                           FORM 8-K/A

                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934

                Date of Report: October 15, 1998


          Southwest Oil & Gas Income Fund VII-A, L.P.
           (Exact name of registrant as specified in
               its limited partnership agreement)



Delaware                                                  0-16493
                              75-2145576
(State   or  other  jurisdiction        Commission            IRS
Employer
of        incorporation)                        File       Number
Identification No.



       407 N. Big Spring, Suite 300, Midland, Texas 79701
       (Address of principal executive office) (Zip Code)


Registrant's telephone number, including area code (915) 686-9927


                              None
 (Former name or former address, if changed since last report.)




The total number of pages contained in this report is 9.

Item 2.   Acquisition or Disposition of Assets

                                (a)     On October 15, 1998, Southwest Oil
          &  Gas  Income Fund VII-A (the "Registrant")  sold  its
          interest  in  29  oil  and gas properties  to  Parks  &
          Luttrell,  Inc.  ("Parks"), an  unrelated  party.   The
          Registrant's  interest in the properties was  sold  for
          net  proceeds,  after  post  closing  adjustments,   of
          $128,929.  At December 31, 1997, the property  sold  to
          Parks contained proved reserves of 20,112 barrels of oil and 272,435 Mcf of gas and had a SEC 10 value of $228,597. The proceeds from the sale represented 12.54% of the Registrant's total assets.

Item 7.   Financial Statements and Exhibits

     (b)  Pro Forma Financial Information

          The accompanying unaudited pro forma financial information of the Registrant is presented to reflect the sale of oil and gas properties on October 15, 1998. The unaudited pro forma balance sheet is presented as if the sale of the oil and gas properties occurred at the balance sheet date and the unaudited pro forma statements of operations are presented as if the sale of the properties occurred on January 1, 1997.

     (c)  Exhibits

          None

            Unaudited Pro Forma Financial Statements

      The Unaudited Pro Forma Financial Statements have been prepared to give effect to the sale of oil and gas properties on October 15, 1998. The Unaudited Pro Forma Financial Statements of the Registrant are not necessarily indicative of the financial results for the periods presented had the sale of the properties taken place on January 1, 1997. In addition, future results may vary significantly from the results reflected in the accompanying Unaudited Pro Forma Financial Statements because of normal production declines and changes in product prices, among other factors. This information should be read in conjunction with the Financial Statements of the Registrant (and the related notes) included in the Annual Report on Form 10-K for the year ended December 31, 1997 and in the Quarterly Report on Form 10-Q for the nine months ended September 30, 1998.

           Southwest Oil & Gas Income Fund VII-A, L.P.

                Unaudited Pro Forma Balance Sheet
                    As of September 30, 1998

                                           Pro Forma
                                Historical  Entries  Pro Forma
                               ----------- --------------------

Assets

Current assets
 Cash and cash equivalents     $  21,756 $128,929 (a)$150,685
 Receivable from Managing
  General Partner                 26,206               26,206
                               ---------            ---------
                                  47,962              176,891
     Total current assets      ---------            ---------

Oil and gas properties - using the
 full cost method of accounting         4,620,662 (128,929)(a)
4,491,733
  Less accumulated depreciation,
   depletion and amortization  3,640,737            3,640,737
                               ---------            ---------
     Net oil and gas properties            979,925
850,996
                               ---------            ---------
                               $1,027,887           $1,027,887
                               =========            =========

Liabilities and Partners' Equity

Current liability
 Distribution payable          $     472            $     472
                               ---------            ---------

Partners' equity
 General partners              (538,898)            (538,898)
 Limited partners              1,566,313            1,566,313
                               ---------            ---------
     Total partners' equity    1,027,415            1,027,415
                               ---------            ---------
                               $1,027,887           $1,027,887
                               =========            =========












     See accompanying notes to unaudited pro forma financial
                           statements.

           Southwest Oil & Gas Income Fund VII-A, L.P.

           Unaudited Pro Forma Statement of Operations
              Nine months ended September 30, 1998

                                             Assets
                                Historical    Sold   Pro Forma
                               ----------- --------------------

Revenues

Oil  and  Gas                     $ 441,053 $(53,430)(b)        $
387,623
Interest                             982       -          982
                                 -------  ------      -------
                                         442,035         (53,430)
388,605
                                 -------  ------      -------

Expenses

Production                        272,229   (43,164)          (b)
229,065
General and administrative       101,080       -      101,080
Depreciation, depletion and
  Amortization                     101,000   (22,100)         (c)
78,900
                                 -------  ------      -------
                                         474,309         (65,264)
409,045
                                 -------  ------      -------
Net loss                       $(32,274) $11,834     $(20,440)
                                 =======  ======      =======

Net loss allocated to:

 Managing General Partner      $ (2,904)             $(1,840)
                                 =======              =======
 General Partner               $   (323)             $  (204)
                                 =======              =======
 Limited Partners              $(29,047)             $(18,396)
                                 =======              =======
  Per limited partner unit     $   (1.94)            $  (1.23)
                                 =======              =======

















     See accompanying notes to unaudited pro forma financial
                           statements

           Southwest Oil & Gas Income Fund VII-A, L.P.

           Unaudited Pro Forma Statement of Operations
              For the year ended December 31, 1997

                                             Assets
                                Historical    Sold   Pro Forma
                               ----------- --------------------

Revenues

Oil   and   Gas                      $   955,737   $(118,371)(b)$
837,366
Interest                           4,210        -       4,210
                                 -------  -------     -------
                                        959,947         (118,371)
841,576
                                 -------  -------     -------

Expenses

Production                        442,318   (68,485)          (b)
373,833
General and administrative       119,070        -     119,070
Depreciation, depletion and
  Amortization                     206,000   (41,000)         (c)
165,000
                                 -------  -------     -------
                                        767,388         (109,485)
657,903
                                 -------  -------     -------
Net income                     $ 192,559 $(8,886)    $183,673
                                 =======  =======     =======

Net income allocated to:

 Managing General Partner      $  17,330             $ 16,531
                                 =======              =======
 General Partner               $   1,926             $  1,836
                                 =======              =======
 Limited Partners              $ 173,303             $165,306
                                 =======              =======
  Per limited partner unit     $   11.56             $  11.02
                                 =======              =======

















     See accompanying notes to unaudited pro forma financial
                           statements

           Southwest Oil & Gas Income Fund VII-A, L.P.

        Notes to Unaudited Pro Forma Financial Statements
            December 31, 1997 and September 30, 1998

Note 1: Basis of Presentation

      The accompanying unaudited pro forma financial information of Southwest Oil & Gas Income Fund VII-A, L.P. (the "Registrant") is presented to reflect the sale of oil and gas properties to Parks & Luttrell, Inc. on October 15, 1998 (the "Assets Sold"). The unaudited pro forma balance sheet is presented as if the Assets Sold occurred at September 30, 1998 and the unaudited pro forma statements of operations are presented as if the sale of the Assets Sold occurred on January 1, 1997.

     Historical - Represents the Registrant's balance sheet as of September 30, 1998 and the Registrant's statements of operations for the nine months ended September 30, 1998 and the year ended December 31, 1997.

     Assets Sold - Reflects the results of operations for the nine months ended September 30, 1998 and the year ended
     December 31, 1997 from the oil and gas properties prior to the sale in 1998.

Note 2: Pro Forma Entries

     (a) To record the sale of the Assets Sold as if such sale had occurred on September 30, 1998. The aggregate cash proceeds of $128,929 were initially utilized to increase cash and cash equivalents and will be partially distributed to the partners.

     (b) Reflects gross oil and gas sales net of lease operating cost and production taxes for the Assets Sold for the periods represented.

         (c)Depletion for the periods represented was calculated for the Assets Sold under the units of revenue method. Under the units of revenue method, depletion is computed on the basis of current gross revenues from production in relation to future gross revenues, based on current prices, from estimated production of proved oil and gas reserves.

Note 3: Oil and Gas Information

      The following unaudited pro forma supplemental information regarding the oil and gas activities of the Registrant is presented pursuant to the disclosure requirements promulgated by the Securities and Exchange Commission and Statement of Financial Accounting Standard No. 69, "Disclosures About Oil and Gas Producing Activities". The pro forma combined reserve information is presented as if the sale of the Assets Sold had occurred on January 1, 1997. Information for oil is presented in barrels (bbls) and for gas in thousands of cubic feet (Mcf).

       The Registrant emphasizes that reserve estimates are inherently imprecise and subject to revision. Accordingly, the estimates are expected to change, as future information becomes available.

           Southwest Oil & Gas Income Fund VII-A, L.P.

        Notes to Unaudited Pro Forma Financial Statements
            December 31, 1997 and September 30, 1998

Note 3: Oil and Gas Information - continued

     Set forth below is a pro forma summary of the changes in the net quantities of oil and gas reserves for the year ended
December 31, 1997.

                                      Oil (bbls)    Gas (Mcf)
                                      ----------    ---------
     Net proved reserves at January 1, 1997283,000  1,046,000
      Revisions  of  previous estimates                  (84,000)
(320,000)
     Production                       (31,000)      (104,000)
                                       -------      ---------
     Net proved reserves at December 31, 1997168,000  622,000
                                       =======      =========
     The pro forma estimated present value of future net revenues of proved reserves, calculated using December 31, 1997 prices of $15.85 per barrel of oil and $2.32 per Mcf of gas, discounted at 10%, was approximately $1,361,044 at December 31, 1997.

                           SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                        Southwest
                              Oil & Gas Income Fund VII-A, L.P.



                                                              By:
                                   Southwest Royalties, Inc.
                                   Managing General Partner

                                                              By:
                                   /s/ Bill E. Coggin

-------------------------

Bill E. Coggin
                                   Vice President


Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following person on behalf of the Partnership and in the capacity and on the date indicated.


Date: December 15, 1998            /s/ Bill E. Coggin
                              ----------------------------------
                              Bill E. Coggin, Vice President and
                              Chief Financial Officer